                        DEAN WITTER
                        CONVERTIBLE SECURITIES TRUST
                        PROSPECTUS--JANUARY 31, 1996

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DEAN WITTER CONVERTIBLE SECURITIES TRUST (THE "FUND") IS AN OPEN-END DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO SEEK A HIGH LEVEL OF TOTAL RETURN ON ITS ASSETS THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION. IT SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN "CONVERTIBLE SECURITIES," THAT IS, BONDS, NOTES, DEBENTURES, PREFERRED STOCKS AND OTHER SECURITIES WHICH ARE CONVERTIBLE INTO COMMON STOCK. INVESTORS SHOULD CAREFULLY CONSIDER THE RELATIVE RISKS OF INVESTING IN HIGH YIELD SECURITIES, WHICH ARE COMMONLY KNOWN AS JUNK BONDS. BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD ALSO BE COGNIZANT OF THE FACT THAT SUCH SECURITIES ARE NOT GENERALLY MEANT FOR SHORT-TERM INVESTING AND SHOULD ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. (SEE "INVESTMENT OBJECTIVE AND POLICIES").

Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated January 31, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       3

Financial Highlights..............................       4

The Fund and its Management.......................       5

Investment Objective and Policies.................       5

  Risk Considerations.............................       6

Investment Restrictions...........................      10

Purchase of Fund Shares...........................      10

Shareholder Services..............................      12

Redemptions and Repurchases.......................      14

Dividends, Distributions and Taxes................      15

Performance Information...........................      16

Additional Information............................      16

Appendix--Ratings of Investments..................      18

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
CONVERTIBLE SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

(212) 392-2550 or (800) 869-NEWS (toll-free)

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
                            AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                                  PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND          The  Fund is organized  as a Trust,  commonly known as  a Massachusetts business  trust, and is an open-end diversified management investment company  investing principally in corporate  securities that can be converted into common stock.
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SHARES OFFERED    Shares of beneficial interest with $0.01 par value (see page 16).
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OFFERING          At  net  asset value  without sales  charge (see  page 10).  Shares redeemed  within six  years of
PRICE             purchase are subject to a contingent deferred sales charge under most circumstances (see page 14).
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MINIMUM           Minimum initial investment, $1,000 ($100 if  the account is opened through EasyInvestSM);  minimum
PURCHASE          subsequent investment, $100 (see page 10).
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INVESTMENT        The investment objective of the Fund is to seek a high level of total return on its assets through
OBJECTIVE         a  combination of current income  and capital appreciation. It seeks  to achieve this objective by investing principally in  "convertible securities,"  that is bonds,  notes, debentures,  preferred stocks and other securities which are convertible into common stock.
-------------------------------------------------------------------------------------------------------

INVESTMENT        Dean  Witter  InterCapital Inc.  ("InterCapital"),  the Investment  Manager  of the  Fund  and its
MANAGER           wholly-owned  subsidiary,  Dean  Witter  Services  Company  Inc.,  serve  in  various   investment
                  management, advisory, management and administrative capacities to ninety-five investment companies and other portfolios with assets of approximately $79.5 billion at December 31, 1995 (see page 5).
-------------------------------------------------------------------------------------------------------

MANAGEMENT        The  Investment Manager receives a monthly fee at the annual  rate of 0.60 of 1% of the Fund's net
FEE               assets not exceeding  $750 million, scaled  down at  various asset levels  to 0.425 of  1% of  the
                  Fund's  daily net assets  exceeding $3 billion, determined  as of the close  of each business day.
                  (see page 5).
-------------------------------------------------------------------------------------------------------

DIVIDENDS AND     Income dividends paid quarterly; Capital gains, if any, paid at least once per year. Dividends and
CAPITAL GAINS     capital gains  distributions automatically  reinvested in  additional shares  at net  asset  value
DISTRIBUTIONS     (without sales charge), unless the shareholder elects to receive cash. (see page 15).
-------------------------------------------------------------------------------------------------------

DISTRIBUTOR       Dean  Witter  Distributors Inc.  (the "Distributor").  The  Distributor receives  from the  Fund a distribution fee, accrued daily and payable monthly, at the rate of 1% per annum of the lesser  of
                  (i) the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee  compensates the Distributor for the services provided  in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent  deferred sales charges (see page 11).
-------------------------------------------------------------------------------------------------------

REDEMPTION--      Shares  are redeemable  by the  shareholder at net  asset value.  An account  may be involuntarily
CONTINGENT        redeemed if the total value of the account is less than $100 or, if the account was opened through
DEFERRED SALES    EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account.
CHARGE            Although no commission or sales load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled down  from 5% to  1%) is imposed on  any redemption of  shares if after  such redemption  the aggregate  current value  of an account  with the  Fund falls  below the aggregate amount of the investor's  purchase payments made  during the six  years preceding the  redemption.
                  However,  there is  no charge imposed  on redemption  of shares purchased  through reinvestment of dividends or distributions (see pages 14-15).
-------------------------------------------------------------------------------------------------------

TAX-SHELTERED     You can take advantage of tax benefits for  personal retirement accounts by investing in the  Fund
RETIREMENT        through  an IRA (Individual Retirement  Account) or Custodial Account  under Section 403(b) (7) of
PLANS             the Internal Revenue Code (see page 12).
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RISKS             The net asset value of the  Fund's shares will fluctuate with changes  in the market value of  its portfolio  securities. Emphasis on convertible securities will result in price fluctuations of the
                  Fund's portfolio securities  with varying interest  rates and with  changes in the  prices of  the common  stocks associated with their  conversion rights. In addition,  the investor is directed to the discussions  of  corporate  fixed-income securities  (certain  of  which may  be  lower  rated securities  commonly known as  "junk bonds" or  securities which are  unrated by recognized rating agencies), when-issued and delayed  delivery securities and forward  commitments, when, as and  if issued  securities,  options, futures  contracts, foreign  securities, repurchase  agreements, and options on futures (see pages 6 through 9).
-------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                          ELSEWHERE IN THIS PROSPECTUS
                AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended September 30, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.........   None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None
Deferred Sales Charge
 (as a percentage of the lesser of original
 purchase price or redemption proceeds)...........   5.0%

 A deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE                    PERCENTAGE
--------------------------------------------------  -----------
First.............................................      5.0%
Second............................................      4.0%
Third.............................................      3.0%
Fourth............................................      2.0%
Fifth.............................................      2.0%
Sixth.............................................      1.0%
Seventh and thereafter............................     None

Redemption Fee....................................   None
Exchange Fee......................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fee....................................  0.60%
12b-1 Fees*.......................................  1.00%
Other Expenses....................................  0.36%
Total Fund Operating Expenses.....................  1.96%

------------------------
* A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines. (see "Purchase of Fund Shares")

                                                                                    10
EXAMPLE                                             1 YEAR    3 YEARS   5 YEARS    YEARS
--------------------------------------------------  -------   -------   -------   -------
You would pay the  following expenses on a  $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:.......    $70       $91       $126      $228
You  would pay the following  expenses on the same
 investment, assuming no redemption:..............    $20       $61       $106      $228

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

Long-term  shareholders  of  the  Fund  may  pay  more  in  sales  charges   and
distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                          FOR THE YEAR ENDED SEPTEMBER 30
                        ----------------------------------------------------------------------------------------------------
                          1995        1994       1993       1992       1991       1990       1989        1988        1987
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
  beginning of
  period..............  $10.75      $10.62     $8.92      $8.67      $7.65      $9.68      $ 8.63      $12.42      $11.22
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
  Net investment
   income.............   0.60        0.42       0.37       0.34       0.37       0.46        0.48        0.38        0.48
  Net realized and
   unrealized gain
   (loss).............   0.82        0.11       1.67       0.15       1.05      (2.06  )     1.20       (2.87  )     1.59
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
  Total from
   investment
   operations.........   1.42        0.53       2.04       0.49       1.42      (1.60  )     1.68       (2.49  )     2.07
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
  Less dividends and
   distributions from:
    Net investment
     income...........  (0.50  )    (0.40  )   (0.34  )   (0.24  )   (0.40  )   (0.43  )    (0.63  )    (0.23  )    (0.46  )
    Net realized
     gain.............     --          --         --         --         --         --          --       (1.07  )    (0.41  )
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
  Total dividends and
   distributions......  (0.50  )    (0.40  )   (0.34  )   (0.24  )   (0.40  )   (0.43  )    (0.63  )    (1.30  )    (0.87  )
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
  Net asset value, end
   of period..........  $11.67      $10.75     $10.62     $8.92      $8.67      $7.65      $ 9.68      $ 8.63      $12.42
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
                        ---------   --------   --------   --------   --------   --------   ---------   ---------   ---------
TOTAL INVESTMENT
 RETURN+..............  13.68  %     5.02  %   23.22  %    5.69  %   18.93  %   (16.93 )%   20.20  %   (19.79  )%   19.21  %
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses............   1.96  %     1.93  %    1.93  %    1.92  %    1.92  %    1.88  %     1.76  %     1.79  %     1.62  %
  Net investment
   income.............   5.24  %     3.68  %    3.44  %    3.43  %    4.34  %    4.96  %     4.93  %     3.87  %     3.85  %
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in
   millions...........   $185        $190       $208       $218       $297       $413        $822      $1,073      $2,029
  Portfolio turnover
   rate...............    138  %      184  %     221  %     145  %     133  %      92  %      167  %      472  %      572  %

                         FOR THE
                          PERIOD
                         OCTOBER
                        31, 1985*
                         THROUGH
                        SEPTEMBER
                         30, 1986
                        ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
  beginning of
  period..............  $10.00
                        ----------
  Net investment
   income.............    0.76
  Net realized and
   unrealized gain
   (loss).............    1.22  **
                        ----------
  Total from
   investment
   operations.........    1.98
                        ----------
  Less dividends and
   distributions from:
    Net investment
     income...........   (0.76  )
    Net realized
     gain.............      --
                        ----------
  Total dividends and
   distributions......   (0.76  )
                        ----------
  Net asset value, end
   of period..........  $11.22
                        ----------
                        ----------
TOTAL INVESTMENT
 RETURN+..............   19.91  %(1)
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses............    1.72  %(2)
  Net investment
   income.............    7.11  %(2)
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in
   millions...........  $1,488
  Portfolio turnover
   rate...............     272  %(1)

--------------------------
 *  COMMENCEMENT OF OPERATIONS.
 **  INCLUDES THE EFFECT OF CAPITAL SHARE TRANSACTIONS.
 +  DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter Convertible Securities Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 21, 1985.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-five investment companies, thirty of which are listed on the New York Stock Exchange, with combined total net assets of approximately $76.9 billion as of December 31, 1995. The Investment Manager also manages and advises managers of portfolios of pension plans, other institutions and individuals which aggregated approximately $2.6 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% of the portion of the daily net assets not exceeding $750 million, scaled down at various asset levels to 0.425% of the portion of the daily net assets exceeding $3 billion. For the fiscal year ended September 30, 1995, the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.96% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is to seek a high level of total return on its assets through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is a fundamental policy of the Fund and cannot be changed without shareholder approval. The following policies may be changed by the Trustees of the Fund without shareholder approval.

    (1) The Fund will normally invest at least 65% of its total assets (taken at current value) in "convertible securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other securities) which are convertible into common stock. Securities received upon conversion may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund is not required to sell these securities for the purpose of assuring that 65% of its assets are invested in convertible securities.

    (2) The Fund may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Prospectus) in any combination and quantity of the following securities: (a) common stock; (b) nonconvertible preferred stock; (c) nonconvertible corporate debt securities;
(d) options on debt and equity securities; (e) financial futures contracts and related options thereon; and (f) money market instruments.

    (3) Notwithstanding paragraphs (1) and (2) above, when market conditions dictate a "defensive" investment strategy, the Fund may invest without limit in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies.

    The Fund may invest in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"). Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the Fund does not have any minimum quality rating standard for its investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or C1 by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by S&P, their lowest bond rating, are no longer making interest payments.

    Non-rated securities are also considered for investment by the Fund when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the Fund.

    A general description of Moody's and S&P's ratings is set forth in the Appendix at the end of this Prospectus.

RISK CONSIDERATIONS

CONVERTIBLE SECURITIES. The Fund will seek to meet its investment objective by investing primarily in convertible securities in accordance with the above-stated policies. Investments in these securities can provide a high level of total return by virtue of their affording current income through interest and dividend payments and because of the opportunity they provide for capital appreciation by virtue of their convertibility into common stock. The Fund may invest in investment grade convertible securities which are rated within the four highest categories by recognized rating agencies; i.e., S & P and Moody's, as well as in such securities which are lower rated or which are not rated by such agencies. See the Statement of Additional Information for a discussion of S&P and Moody's ratings.

    Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

ZERO COUPON SECURITIES. A portion of the securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

CORPORATE FIXED-INCOME SECURITIES. In order to generate the current income needed to achieve its investment objective, the Fund may invest in investment grade nonconvertible fixed-income securities as well as in such securities which are in the lower rating categories of S & P and Moody's or which are not rated by such agencies. Such investments may be deemed speculative in nature.

    The ratings of fixed-income securities by Moody's and S & P are a generally accepted barometer of credit risk. The Investment Manager will primarily rely upon such ratings in assessing the creditworthiness of the issuers of the securities it purchases. Nevertheless, the Investment Manager takes into account in its security selection process the fact that credit ratings evaluate the safety of a security's continuing payments of principal and interest, rather than the risk of decline in its market value. Moreover, as credit rating agencies may fail to make timely changes in their credit ratings to reflect changing circumstances and events, the Investment Manager will continuously monitor the issuers of the lower-rated securities held in the Fund's portfolio to determine whether these issuers have sufficient cash flow and profits to meet required principal and interest payments.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

FOREIGN SECURITIES. The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies held by the Fund. Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which under current policy may not exceed 15% of the Fund's net assets.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

LOWER-RATED SECURITIES. Because of the special nature of the Fund's investments in lower rated securities (certain lower rated securities in which the Fund may invest are commonly known as junk bonds), the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the lower rated securities market is relatively new, its growth had paralleled a long economic expansion and, until recently, it had not faced adverse economic and market conditions. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for lower rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse affect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower rated securities at certain times and should make it difficult for the Fund to sell certain securities. In addition, new laws and proposed new laws may have an adverse effect upon the value of lower rated securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    During the fiscal year ended September 30, 1995, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                                 PERCENTAGE OF
RATINGS                                        TOTAL INVESTMENTS
--------------------------------------------  --------------------
AAA/Aaa.....................................            10.7%
AA/Aa.......................................             1.2%
A/A.........................................             1.8%
BBB/Baa.....................................            11.2%
BB/Ba.......................................            12.6%
B/B.........................................            35.9%
CCC/Caa.....................................             3.5%
CC/Ca.......................................             0.0%
C/C.........................................             1.3%
Unrated.....................................            21.8%

OPTIONS AND FUTURES TRANSACTIONS. The Fund is permitted to enter into call and put options on U.S. Treasury notes, bonds and bills and equity securities which are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities, in an amount not exceeding 20% of the value of its total assets, in order to aid it in achieving its investment objective.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell financial futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills. The Fund may invest in financial futures contracts only as a hedge against anticipated interest rate changes.

    The Fund may also purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract and the sale of a futures contract or to close out a long or short position in futures contracts.

    The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Moreover, the Fund may only buy and write options which are listed on national securities exchanges and may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. In addition, the Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist particularly in the case of OTC options, as such options generally will only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including rating agencies, research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Growth Group, which manages twenty-six funds and fund portfolios with approximately $8.8 billion in assets at December 31, 1995. Michael G. Knox, Senior Portfolio Manager of InterCapital, and a member of InterCapital's Growth Group, has been the primary portfolio manager of the Fund since November, 1994 and has been the sole portfolio manager of the Fund since December, 1995. Mr. Knox has been managing portfolios comprised of growth and other securities at InterCapital since August, 1993; prior thereto he was a portfolio manager and analyst with Eagle Asset Management, Inc. (February, 1991-August, 1993) and an assistant portfolio manager and analyst with Heritage Asset Management, Inc. (July, 1988-February,
1991).

    Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. The Fund is expected to incur higher than normal brokerage commission costs due to its portfolio turnover rate. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

        1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

        2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. For purposes of compliance with this restriction, the Fund will not invest in the convertible securities of any one issuer if, upon conversion of such securities, the Fund would hold more than 10% of the outstanding voting securities of that issuer.

        3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

        4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

        5. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

        6. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Convertible Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a DWR or other Selected Broker-Dealer account executive. The minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and mer-chandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distributions of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended September 30, 1995, the Fund accrued payments under the Plan amounting to $1,790,824, which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the expenses of distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts including the carrying charge described above, totalled $66,744,351 at September 30, 1995, which was equal to 36% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, or when it is determined by the Investment Manager that sale or bid prices are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

EASYINVESTSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases.")

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available through the Distributor for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For  further information  regarding plan administration,  custodial fees and
other  details,  investors   should  contact   their  DWR   or  other   Selected
Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund and Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge."). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees, if any, are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and  exchanges should  be  made for  investment purposes  only.  A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or other Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or another Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                               CONTINGENT
                                                DEFERRED
               YEAR SINCE                     SALES CHARGE
                PURCHASE                   AS A PERCENTAGE OF
              PAYMENT MADE                  AMOUNT REDEEMED
-----------------------------------------  ------------------
First....................................         5.0%
Second...................................         4.0%
Third....................................         3.0%
Fourth...................................         2.0%
Fifth....................................         2.0%
Sixth....................................         1.0%
Seventh and thereafter...................         None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other

Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 or such lesser amount as may be fixed by the Fund's Trustees or, in the case of an account opened through EasyInvest, if after twelve months the Shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly income dividends and to distribute net short-term and net long-term gains, if any, at least once per year. The Fund may, however, determine either to distribute or to retain all or part of any long-term gains in any year for reinvestment.

    All dividends and capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

    With respect to the Fund's investments in zero coupon and payment-in-kind bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over one year, five and ten years, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the recent report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                    BOND RATINGS

Aaa        Bonds  which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin  and principal is secure. While the various  protective elements  are likely to change, such changes as can  be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the  Aaa group  they comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not  be as large as in Aaa securities or  fluctuation of  protective elements may be of  greater amplitude or there may  be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Bonds which are rated A possess many favorable  investment attributes and are to be considered  as upper  medium grade obligations. Factors giving security  to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Bonds which are  rated Baa  are considered  as medium grade  obligations; i.e.,  they are  neither highly  protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in  fact have speculative characteristics as well.
           Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba         Bonds  which  are  rated Ba  are  judged to  have  speculative  elements; their  future  cannot be considered as well assured. Often  the protection of interest and  principal payments may be  very moderate,  and therefore  not well  safeguarded during both  good and  bad times  over the future.
           Uncertainty of position characterizes bonds in this class.
B          Bonds which are  rated B  generally lack characteristics  of desirable  investments. Assurance  of interest  and principal payments  or of maintenance of  other terms of the  contract over any long period of time may be small.
Caa        Bonds which are rated  Caa are of poor  standing. Such issues  may be in default  or there may  be present elements of danger with respect to principal or interest.
Ca         Bonds  which are rated Ca present obligations which  are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Bonds which are rated C are the lowest rated  class of bonds, and issues so rated can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                    BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt  rated AAA has the highest  rating assigned by Standard &  Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Debt rated AA has a very  strong capacity to pay interest  and repay principal and differs  from the highest-rated issues only in small degree.
A          Debt  rated  A has  a strong  capacity to  pay interest  and repay  principal although  they are somewhat more  susceptible to  the adverse  effects  of changes  in circumstances  and  economic conditions than debt in higher-rated categories.
BBB        Debt  rated BBB is regarded as having an  adequate capacity to pay interest and repay principal.
           Whereas it  normally exhibits  adequate protection  parameters, adverse  economic conditions  or changing  circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB         Debt rated BB has  less near-term vulnerability  to default than  other speculative grade  debt.
           However,  it faces  major ongoing  uncertainties or exposure  to adverse  business, financial or economic conditions  which  could  lead to  inadequate  capacity  to meet  timely  interest  and principal payment.
B          Debt  rated B  has a greater  vulnerability to  default but presently  has the  capacity to meet interest payments and principal repayments.  Adverse business, financial or economic  conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC        Debt  rated  CCC has  a current  identifiable vulnerability  to default,  and is  dependent upon favorable business, financial and  economic conditions to meet  timely payments of interest  and repayments  of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC         The rating CC  is typically applied  to debt subordinated  to senior debt  which is assigned  an actual or implied CCC rating.
C          The  rating C  is typically applied  to debt  subordinated to senior  debt which  is assigned an actual or implied CCC- debt rating.
CI         The rating CI is reserved for income bonds on which no interest is being paid.
NR         Indicates that no rating has been requested, that there is insufficient information on which  to base  a rating  or that Standard  & Poor's does  not rate a  particular type of  obligation as a matter of policy.
           Bonds  rated  BB,  B,  CCC,  CC  and   C  are  regarded  as  having  predominantly   speculative
           characteristics  with respect to capacity to pay  interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The ratings from AA to  CCC may be modified by the addition of a plus  or minus sign to show relative standing within the major ratings categories.
           In  the case of  municipal bonds, the  foregoing ratings are  sometimes followed by  a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project  being financed  by the  bonds being  rated and  indicates that  payment of  debt service  requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however,  while addressing credit quality subsequent to  completion of  the project,  makes no comment  on the likelihood  or risk  of default upon  failure of such completion.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely  payment on issues  with this designation  is strong. However,  the relative degree of safety is not as overwhelming as for issues designated "A-1".
A-3        indicates  a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat  more  vulnerable to  the  adverse effects  of  changes in  circumstances  than obligations carrying the higher designations.

DEAN WITTER
CONVERTIBLE SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Michael G. Knox
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.